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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 21, 2000



                             Manugistics Group, Inc.
               (Exact name of issuer as specified in its charter)



            Delaware                     0-22154                52-1469385
(State or other jurisdiction of        (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)       Identification Number)



                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (Address of principal executive offices and zip code)


                                 (301) 984-5000
              (Registrant's telephone number, including area code)


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Item 5.  Other events.

         On September 21, 2000, Manugistics Group, Inc. (the "Company") issued a joint press release with Talus Solutions, Inc. ("Talus"), a leading supplier of pricing and revenue optimization products and services, announcing that the Company had signed an agreement to acquire Talus in a tax-free stock-for-stock merger presently valued at approximately $366 million.

         A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number    Description

     99           Press Release dated September 21, 2000.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 22nd day of September, 2000.


                                         MANUGISTICS GROUP, INC.


                                         By: /s/ Raghavan Rajaji
                                            ----------------------------------
                                               Raghavan Rajaji
                                               Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit Number    Description

    99            Press Release dated September 21, 2000.